Power of Attorney

	    The undersigned hereby constitutes and appoints
Anna M. Rientjes the
undersigned's true and lawful attorney-in-fact in the absence of Michal D. Cann or Shelly L. Angus, each the undersigned's true and lawful attorney-in-fact, to:

(1)	 execute for and on behalf
of the undersigned, in the undersigned's
	    capacity as an officer
and/or director of Washington Banking Company
	    ("WBCO"), Forms 3, 4,
or 5, in accordance with Section 16(a) of the
	    Securities Exchange
Act of 1934 and the rules thereunder;

(2)	 do and perform any and all
acts for and on behalf of the undersigned
	    which may be necessary or
desirable to complete and execute any such
	    Form 3, 4, or 5, and
complete and execute any amendment or amendments
	    thereto, and timely
file such form with the United States Securities
	    and Exchange
Commission and any stock exchange or similar authority;
	    and


(3)	 take any other action of any type whatsoever in connection with the

	    foregoing which, in the opinion of the attorney-in-fact may be of

	    benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of

Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such

attorney-in-fact's discretion.

	    The undersigned hereby grants to
such attorney-in-fact full power and
authority to do and perform any and
every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming nor is WBCO assuming any of the undersigned's responsibilities to comply with Section 16 of the

Securities and Exchange Act of 1934.

	    This Power of Attorney
shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by WBCO, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

	    IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 20th day of May 2004.



											  /s/  John L. Wagner

----------------------
											    John L. Wagner